                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K
                                 Current Report
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                October 2, 1998
                               ----------------
                               (Date of Report)
                       (Date of earliest event reported)

                           Carey International, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                     000-22551               52-1171965
(State or other juris-            (Commission            (IRS Employer
diction of incorporation)         File Number No.)       Identification)

                4530 Wisconsin Avenue, NW, Washington, DC 20016
                -----------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number:   (202) 895-1200
                                 --------------

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

AMERICAN AIRPORT LIMOUSINE CORPORATION

     As disclosed in the Form 10-Q for the period ending August 31, 1998, on October 2, 1998, the Company through a wholly-owned subsidiary, Airport Limousine Acquisition Corp., acquired certain assets and the business of Airport Limousine Partners, Inc. d/b/a American Airport Limousine Corporation ("American") and its affiliate, American Limousine Repair Service, Inc., as well as all outstanding shares of capital stock of American's other affiliates, Syd's Limousine, Inc., Limos "R" Us, Inc. and A.L. Transportation, Inc. (the "Acquisition"). American and its affiliated companies operated a chauffeured vehicle services business in Chicago. The Acquisition was effected pursuant to the terms of the amended and Restated Purchase Agreement dated as of October 2, 1998 among the Company, Airport Limousine Acquisition Corp., American, American Limousine Repair Service, Inc., George Jacobs, Aurbrey Jacobs, Hyma Levin and Harriet Jacobs. The purchase price in the Acquisition was determined by negotiations between the parties and consisted of $20 million paid in the form of a Note, $19 million which has been paid and $1 million of which is due on January 2, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Business Acquired

      Audited Combined Balance Sheet as of December 31, 1997, and Related Combined Statements of Operations, Changes in Stockholders' Equity, and Cash Flows for the year ended December 31, 1997

(b) Combined Balance Sheet as of August 31, 1998 and Related Combined Statements of Operations, Changes in Stockholders' Equity and Cash Flows for the eight month period ended August 31, 1998

(c)   Pro Forma Financial information

       Unaudited Pro Forma Condensed Combined Financial Statements and Notes

(d)    Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CAREY INTERNATIONAL, INC.
                                  (Registrant)


Date:   December 16, 1998


                                  /S/ David H. Haedicke
                                  ---------------------------------------------
                                  David H. Haedicke
                                  Executive Vice President and Chief Financial
                                  Officer (as both a duly authorized officer
                                  of the registrant and the principal financial officer of the registrant)

                                 EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------

1) Audited Combined Balance Sheet as of December 31, 1997, and Related Combined Statements of Operations, Changes in Stockholders' Equity, and Cash Flows for the year ended December 31, 1997

2) Combined Balance Sheet as of August 31, 1998 and Related Combined Statements of Operations, Changes in Stockholders' Equity, and Cash Flows for the eight-month period ended August 31, 1998

3) Unaudited Pro Forma Condensed Combined Financial Statements and Notes

23)                Consent of PricewaterhouseCoopers LLP